Exhibit 10.6

SECOND AMENDMENT TO AMENDED AND RESTATED VIDEO RIGHTS LICENSE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED VIDEO RIGHTS LICENSE AGREEMENT (the "SECOND AMENDMENT") is made and entered into as of this 21st day of July 2006 (the Effective Date"), between PROGRESSIVE GAMING INTERNATIONAL CORPORATION (formerly Mikohn Corporation) and PROGRESSIVE GAMES, INC., a Delaware corporation, (collectively "LICENSOR") and TABLEMAX NORTH AMERICA, LLC, a California limited liability company ("LICENSEE").

WITNESSETH

WHEREAS, LICENSEE and LICENSOR entered into the AMENDED AND RESTATED VIDEO RIGHTS LICENSE AGREEMENT dated March 12, 2004, as amended by a FIRST AMENDMENT dated March 1, 2006 (the "AGREEMENT"); and

WHEREAS, LICENSEE and LICENSOR desire further to amend the AGREEMENT;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1. **Amendment.** The AGREEMENT shall be further amended as follows:

   a. To facilitate sublicensing of certain subsets of rights included within the set of rights defined as "wholly electronic method of simulating live games," Section 1 shall be amended by adding the following definitions:

   "Mobile and Wireless Intranet Rights shall be defined as play of Games over a wireless secure, local network on handheld devices within a casino or legally approved premises of a casino complex. Mobile Telephonic Rights shall be defined as play or distribution of Games over a telephonic network on handheld devices and may include Bluetooth devices for local communication among handheld devices. ITV Rights shall be defined as play of Games over a television network via UHF or VHF broadcast, cable or satellite transmission. Intranet Rights shall be defined as play through server based delivery of Games over a secure network to a terminal in any legally approved location."

   b. Section 12.6 shall be amended by deletion of the first sentence of that subparagraph and replacement thereof with the following:

"LICENSEE may assign or sublicense its rights under this Agreement, subject to any assignee or sublicensee assuming LICENSEE'S obligations under the Agreement in writing as applicable. LICENSEE has advised that LICENSEE has granted to its affiliate, Progressive Games Partners, LLC, a non-exclusive license of the Mobile and Wireless Intranet Rights to the Games and the Jackpot Feature, and an exclusive license to Mobile Telephonic Rights, ITV rights and Intranet Rights to the Games and the Jackpot Feature."

2. **Reaffirmation of Agreement.** Except as herein amended, the AGREEMENT, as amended, shall remain in full force and effect as written.

3. **Counterparts.** This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Signatures transmitted by facsimile, e-mail, or other electronic means shall be deemed an original and, thus, this Agreement may be executed by the exchange of signatures via facsimile.

IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT as of the date first above written.

LICENSOR:

Progressive Gaming International Corporation

By: ______________________
Name: Robert B. Burns
Title: Exec. VP, General Counsel + Secretary

LICENSEE:

TableMAX North America, LLC

By: ______________________
Name: NEAL ANDRES
Title: AUTHORIZE SIGNATORY

FIRST AMENDMENT TO AMENDED AND RESTATED VIDEO RIGHTS PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED VIDEO RIGHTS PURCHASE AGREEMENT (the "FIRST AMENDMENT") is made and entered into as of this 1st day of March 2006 (the Effective Date"), between MIKOHN GAMING CORPORATION, a Nevada corporation d/b/a Progressive Gaming International Corporation and PROGRESSIVE GAMES, INC., a Delaware corporation, (collectively "LICENSOR") and TABLEMAX NORTH AMERICA, LLC, a California limited liability company ("LICENSEE").

WITNESSETH

WHEREAS, LICENSEE and LICENSOR entered into the AMENDED AND RESTATED VIDEO RIGHTS PURCHASE AGREEMENT dated March 12, 2004 (the "AGREEMENT"), a copy of which is attached hereto; and

WHEREAS, LICENSEE and LICENSOR desire to amend the AGREEMENT;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1. **Amendment.** The AGREEMENT shall be amended as follows:

   a. The reference to Progressive Pai Gow Poker in the definition of Games as set forth in the second recital shall be deleted and the game Texas Hold'em Bonus poker shall be substituted in its place.

   b. All subsequent reference to Progressive Pai Gow Poker in the Agreement shall be deleted and Texas Hold'em Bonus poker shall be substituted in its place.

2. **Reaffirmation of Agreement.** Except as herein amended, the AGREEMENT, as amended, shall remain in full force and effect as written.

3. **Counterparts.** This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Signatures transmitted by facsimile, e-mail, or other electronic means shall be deemed an original and, thus, this Agreement may be executed by the exchange of signatures via facsimile.

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT as of the date first above written.

LICENSOR:

Mikohn Corporation d/b/a Progressive Gaming International Corporation

By: [signature]
Name: Robert B. Ziems
Title: EV.P. and General Counsel

LICENSEE:

TableMAX North America, LLC

By:____________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT as of the date first above written.

LICENSOR:

Mikohn Corporation d/b/a Progressive Gaming International Corporation

By: ____________
Name: Robert B. Ziems
Title: E.V.P. and General Counsel

LICENSEE:

TableMAX North America, LLC

By: ____________
Name: Ronald Altbach
Title: Manager

AMENDED AND RESTATED VIDEO RIGHTS LICENSE AGREEMENT

THIS AMENDED AND RESTATED VIDEO RIGHTS LICENSE AGREEMENT is made and entered into as of this 12 day of March 2004 (the "Effective Date"), between MIKOHN GAMING CORPORATION, a Nevada corporation and PROGRESSIVE GAMES, INC., a Delaware corporation, (collectively "LICENSOR") and TABLEMAX NORTH AMERICA, LLC, a California limited liability company ("LICENSEE").

WITNESSETH

WHEREAS, LICENSOR is the owner of certain patents, trademarks and copyrights (the "Intellectual Property") listed in Exhibit A attached hereto; and

WHEREAS, the Intellectual Property includes rights concerning [1] a game wagering method whereby players who make a first "ante" wager are permitted to make an optional second wager at the start of a game making the player eligible to win a separate jackpot if the player achieves a predetermined winning condition and [2] a game wagering method for video games whereby a player may wager on a secondary jackpot without placing a wager on the underlying game (the "Jackpot Feature"); and

WHEREAS, the Intellectual Property also includes rights concerning certain casino wagering games known as Caribbean Stud Poker, Caribbean Draw Poker, Progressive Blackjack, Aruba Rum 32, Roulotto and Progressive Pai Gow Poker (collectively the "Games");

WHEREAS, the LICENSOR previously entered into a Video Rights License Agreement (the "Original License") dated June 30, 2000 with another licensee (the "Original Licensee") with respect to the Intellectual Property, a copy of which is attached hereto as Exhibit B;

WHEREAS, LICENSEE has acquired the Original License from the Original Licensee with the written consent of the LICENSOR;

WHEREAS, LICENSOR and LICENSEE are desirous of amending and restating the Original License to clarify the LICENSEE's rights to an exclusive worldwide license to offer the Games with or without the Jackpot feature on video table machines or any other electronic method of simulation of live games now known or hereafter invented with the exception of the Internet; and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1 **License.**

On the terms and conditions set forth in this Agreement, LICENSOR hereby grants to LICENSEE, or assigns, and LICENSEE hereby accepts the sole and exclusive worldwide license to develop, manufacture, market, sell, lease, license, install and service the Games with or without the Jackpot Feature, and the Jackpot Feature with any other games or new games developed or acquired by Licensee, on the video tables or any other wholly electronic method of simulating live games whether now known or hereafter invented with the exception of the Internet, as currently existing or hereafter developed, including mobile, wireless and interactive TV.

2 **Limitations.**

This license is granted with the following limitations:

2.1 LICENSEE shall not exploit the Intellectual Property, the Games or the Jackpot Feature through any medium except under this Agreement.

2.2 LICENSEE shall not exploit the Intellectual Property, the Games or the Jackpot Feature in jurisdictions and venues where it is illegal to do so.

2.3 LICENSEE shall not exploit the Intellectual Property, the Games or the Jackpot Feature in any manner where a live human being [1] deals the Game, [2] collects wagers from players prior to the start of a Game, or [3] collects wagers or makes pay outs to players at the conclusion of a Game, except as required for hand-pay jackpots on video gaming devices. Nothing herein shall be deemed to preclude live human beings from playing the Games.

2.4 LICENSOR reserves all rights to the Intellectual Property (including but not limited to the Jackpot Feature) in respect to offering new proprietary games developed or acquired by LICENSOR for live table games, but not as to use on video tables and not as to games developed or acquired by LICENSEE. For the purposes of the Agreement, the Digideal product shall be deemed video table.

2.5 The scope of this license does not include the right to connect by electronic means multiple live table games (i.e. table games with a live human dealer) to a common jackpot or award. All such rights are expressly reserved by LICENSOR. This license does include the right to connect video table games, including but not limited to multi-player video table games, to a common jackpot or award.

3 **New Inventions and Improvements.**

The license granted by this Agreement extends to any and all other or new inventions, improvements, developments, works, or intellectual property owned or

created by or on behalf of LICENSOR improving or specifically related to the Games or the Jackpot Feature.

4 **License Fee.**

The fee for the license of all rights referenced herein and granted hereby in perpetuity is a total of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), which fee has been paid in full by LINCENEE as of the date of the execution of this Agreement. For the avoidance of doubt, the parties agree that no additional fees are payable by LICENSEE to LICENSOR for the license which is in perpetuity.

5 **Protection of Intellectual Property.**

LICENSEE and LICENSOR shall cooperate in preparing, filing, prosecuting, protecting and maintaining all Intellectual Property including, without limitation, prosecution and maintenance of all applications for patents, trademarks and copyrights and payment of all maintenance fees and annuities. So long as this Agreement remains in effect, LICENSOR shall bear all expenses incurred pursuant to this Section 5; provided, however, if LICENSOR determines in its sole discretion that certain action is not economically practical, LICENSOPR shall so notify LICENSEE in writing and LICENSEE shall have the right to take such action at LICENSEE's expense.

5 **Enforcement of Intellectual Property Rights.**

6.1 LICENSEE shall apprise LICENSOR promptly upon the discovery of any possible infringement of the Intellectual Property rights licensed to LICENSEE under this Agreement which comes to the attention of LICENSEE.

6.2 LICENSOR, at its sole cost, expense and discretion, and in its name, may prosecute and defend any action or proceeding which LICENSOR deems necessary or desirable to protect the Intellectual Property including, but not limited to, actions or proceedings involving infringement. Upon the reasonable written request by LICENSOR, LICENSEE shall join LICENSOR at LICENSOR's sole expense in any such action or proceeding.

6.3 In the event, LICENSOR elects not to prosecute an alleged action for infringement of the Intellectual Property, LICENSOR may authorize LICENSEE to do so. However, LICENSEE shall not commence any action or proceeding to protect the Intellectual Property or any action or proceeding alleging infringement thereof without the prior written consent of LICENSOR, which consent may not be unreasonably withheld. With the prior written consent of LICENSOR, LICENSEE may bring an action for infringement of the Intellectual Property in LICENSEE's name or jointly with LICENSOR.

6.4 If LICENSOR and LICENSEE are not able to agree on whether or how to proceed against an alleged infringement of the rights licensed to LICENSEE under this Agreement within thirty (30) days after LICENSOR has been give written notice thereof, the parties shall submit the issue to binding arbitration in accordance with provisions of section 13.2 below. The parties agree that the arbitration of this issue should be expedited and that the arbitrator should be directed to render a decision within sixty (60) days after commencement of the arbitration proceedings. In the event the arbitrator rules that either party (the "Prevailing Party") shall be permitted to prosecute an alleged infringement over the objection of the other party (the "Objecting Party"), the Objecting Party shall cooperate with the Prevailing Party in prosecuting the infringement provided the Prevailing Party reimburses the Objecting Party for all reasonable costs and fees incurred by the Objecting Party in so doing, including but not limited to attorneys fees.

6.5 Where an action is brought solely in the name of LICENSOR at LICENSOR's sole cost and expense, LICENSOR shall be entitled to 100% of all damages recovered. Where an action is brought solely in the name of LICENSEE at LICENSEE's sole cost and expense, LICENSEE shall be entitled to 100% of all damages recovered. Where an action is brought jointly by LICENSOR and LICENSEE, the parties shall distribute all damages recovered as they may agree or, if they cannot agree, in proportion to the costs and legal expenses incurred by each party.

7 Representations and Warranties.

7.1 LICENSEE represents and warrants to LICENSOR that LICENSEE has the power and authority to execute, deliver and perform this Agreement and other instruments and documents required or contemplated herein.

7.2 LICENSOR represents and warrants to LICENSEE that LICENSOR has the power and authority to execute, deliver and perform this Agreement and other instruments and documents required or contemplated herein.

8 Termination/Cancellation.

This license has been prepaid, as such, this license runs in perpetuity as long as the LICENSEE remains in compliance with the non-financial terms of the license. Accordingly, LICENSOR may only terminate and/or cancel this Agreement and any license granted hereunder, without further liability or obligation to LICENSEE, if LICENSEE is in default of any material non-financial provision of this Agreement (i.e. willful and continuing misuse of the Intellectual Property in contravention to the limitations of Section 2 hereinabove) and such material, non-financial default is not cured within ninety (90) days after LICENSOR gives LICENSEE written notice thereof, including the specific reasons for LICENSOR's claim of material non-financial default by LICENSEE. Upon any termination or cancellation based on any material non-financial default, LICENSEE shall be permitted a reasonable time to terminate any on-going leases or sublicenses of any Games with the Jackpot Feature or any other game with the Jackpot Feature licensed under this Agreement if such leases or sublicenses

would otherwise infringe LICENSOR's Intellectual Property and LICENSEE shall be permitted to fulfill any existing purchase orders for the sale of any such Games or games.

9 Licenses and Permits.

LICENSOR shall cooperate with LICENSEE in obtaining any governmental approvals, licenses or permits LICENSEE may request. LICENSEE shall be responsible for and pay all reasonable fees and costs incurred by LICENSOR provided that prior to incurring such fees and costs, [1] LICENSOR notifies LICENSEE of the fees and costs to be incurred and [2] LICENSEE approves of such fees and costs in writing.

10 Parties Are Independent.

10.2 All persons hired or employed by LICENSOR in the discharge of this Agreement shall be considered employees of LICENSOR and not of LICENSEE and shall be solely and exclusively under LICENSOR's direction and control. LICENSOR further agrees to have all persons employed by it properly covered by worker's compensation or employer's liability insurance, as required by law and to assume and pay at its own cost all taxes and contributions required by an employer under any and all unemployment insurance, old age pensions, and other applicable so-called Social Security Acts. LICENSOR agrees that it shall be solely responsible for, and shall indemnify and save LICENSEE harmless from, any and all loss, damage, and costs (including attorney fees) that LICENSEE may sustain, or become liable for, by reason of claims against LICENSEE, on account of the exclusive acts or omissions of any employee or agent of LICENSOR.

10.3 All persons hired or employed by LICENSEE in the discharge of this Agreement shall be considered employees of LICENSEE and not of LICENSOR and shall be solely and exclusively under LICENSEE's direction and control. LICENSEE further agrees to have all persons employed by it properly covered by worker's compensation or employer's liability insurance, as required by law and to assume and pay at its own cost all taxes and contributions required by an employer under any and all unemployment insurance, old age pensions, and other applicable so-called Social Security Acts. LICENSEE agrees that it shall be solely responsibly for, and shall indemnify and save LICENSOR harmless from, any and all loss, damage, and costs (including attorney fees) that LICENSOR may sustain, or become liable for, by reason of claims against LICENSOR on account of the exclusive acts or omissions of any employee or agent of LICENSEE.

11 Non-Party Beneficiaries.

It is not intended, and this Agreement shall not be construed, to provide any entity or person not a party to the Agreement with any benefits or to obligate the parties to this Agreement to any entity or person not a party to this Agreement.

12 **Amendments; Waiver; Notices; Counterparts; Assignments; Sublicenses.**

12.1 This Agreement may not be amended or revised except by a writing executed by all of the parties hereto.

12.2 The failure of any party to insist, in any one or more instances, upon performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right or power.

12.2 Any communications required to be given hereunder shall be in writing, shall be given by mail, fax or personal delivery at the following addresses:

12.3.1 To LICENSOR:

General Counsel
Mikohn Gaming Corporation
1045 Palms Airport Drive
P.O. Box 98686
Las Vegas, Nevada 89193-8686

FAX: 702-269-1695

12.3.2 To LICENSEE

Mr. Joel Mandel
TableMax North America, LLC
9100 Wilshire Blvd. Suite 725E
Beverly Hills, CA 90212

FAX: 310-271-0070

With copy to

Robert Kory
Law Offices of Robert B. Kory
345 N. Maple Drive, Suite 304
Beverly Hills, CA 90210

FAX: 310-278-7641

12.4 Notices given by personal delivery or by fax shall be deemed received on the day actually delivered to the appropriate designated address. Notices given by mail shall be deemed received three business days after mailing by certified mail, postage prepaid. Either party may by written notice to the other specify a different designated address for notices hereunder.

12.5 This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original but all such counterparts shall constitute one and the same agreement. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereof, and may be attached to another counterpart, identical in form thereto, but having attached to it one or more additional signature pages.

12.6 LICENSEE may assign or sublicense its rights under this Agreement subject to the terms of the Security Agreement. In no event shall LICENSEE assign or sublicense its rights under this Agreement to any person or company who has been denied a gaming license.

13 Breach and Right to Cure; Arbitration; Choice of Law and Venue; Specific Performance; Attorney's Fees.

13.1 A party shall be deemed in breach of this Agreement only upon the failure to perform any obligation under this Agreement after receipt of written notice of breach and failure to cure such breach within ninety (90) days thereafter; provided, however, such notice shall not be required where a breach or threatened breach would cause irreparable harm to the other party and such other party may immediately seek equitable relief in a court of competent jurisdiction to enjoin such breach.

13.2 Any controversy involving the construction, application, enforceability or breach of any of the terms, provisions, or conditions of this Agreement, including without limitation claims for breach of contract, violation of public policy, breach of implied covenant, or any other alleged claims which are not settled by mutual agreement of the parties, shall be submitted to final and binding arbitration in accordance with the rules of the American Arbitration Association. The arbitration proceedings shall be held in Los Vegas, Nevada. The cost of arbitration shall be borne by the losing party. In consideration of each party's agreement to submit to arbitration any and all disputes that arise under this Agreement, each party agrees that the arbitration provisions of this Agreement shall constitute its exclusive remedy and each party expressly waives the right to pursue redress of any kind in any other forum. The parties further agree that the arbitrator acting hereunder shall not be empowered to add to, subtract from, delete or in any other way modify the terms of this Agreement. Notwithstanding the foregoing, any party shall have the limited right to seek equitable relief in the form of a temporary restraining order or preliminary injunction in a court of competent jurisdiction to protect itself from actual or threatened irreparable injury resulting from an alleged breach of this Agreement pending a final decision in arbitration.

13.3 This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Nevada.

13.4 The parties acknowledge and agree that this Agreement has been entered into in Clark County, Nevada, and the jurisdiction over the parties in any action arising out of or in any way connected with this Agreement may be brought in any court of competent jurisdiction within Clark County, Nevada.

13.5 If any action in law, equity, arbitration or otherwise is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to its attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement, award or judgment. Should the parties compromise or settle a dispute, the issue of attorneys fees and costs shall be determined in the settlement agreement.

14 Compliance With All Law.

Each party undertakes to the other to comply with all applicable laws and regulations.

15 Entire Agreement.

This Agreement constitutes the entire agreement between parties with respect to its subject matter.

15 Confidentiality.

The parties shall maintain the terms and conditions of this Agreement as confidential, except as may be disclosed [1] to regulatory authorities by necessity, [2] by virtue of any validly issued subpoena, [3] to good faith purchasers or sublicensees of LICENSEE's rights hereunder and [4] to investment and financial advisers of the parties. Disclosure under subsections [3] and [4] above shall be made only so long as the persons receiving the disclosure agree in writing to maintain the confidentiality of the information disclosed.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

"LICENSOR"

MIKOHN GAMING CORPORATION

By ______________________

Its EVP

PROGRESSIVE GAMES, INC

By ______________________

Its EVP

"LICENSEE"

TABLEMAX NORTH AMERICA, LLC

By ______________________

Its CEO

EXHIBIT B

ORIGINAL LICENSE

VIDEO RIGHTS LICENSE AGREEMENT

THIS VIDEO RIGHTS LICENSE AGREEMENT is made and entered into this 30th day of June, 2000 (the "Effective Date"), between MIKOHN GAMING CORPORATION, a Nevada corporation and PROGRESSIVE GAMES, INC., a Delaware corporation, (collectively "LICENSOR") and ALBERT J. COURTNEY ("LICENSEE").

WITNESSETH

WHEREAS, LICENSOR is the owner of certain patents, trademarks and copyrights (the "Intellectual Property") listed in Exhibit A attached hereto; and

WHEREAS, the Intellectual Property includes rights concerning [1] a game wagering method whereby players who make a first "ante" wager are permitted to make an optional second wager at the start of a game making the player eligible to win a separate jackpot if the player achieves a predetermined winning condition and [2] a game wagering method for video games whereby a player may wager on a secondary jackpot without placing a wager on the underlying game (the "Jackpot Feature"); and

WHEREAS, the Intellectual Property also includes rights concerning certain casino wagering games known as Caribbean Stud Poker, Caribbean Draw Poker, Blackjack, Aruba Rum 32, Roulotto and Pai Gow Poker (collectively the "Games"); and

WHEREAS, LICENSEE is desirous of receiving an exclusive worldwide license to offer the Games with the Jackpot feature on video gaming devices; and

WHEREAS, LICENSOR is willing to grant such license on the terms and conditions set forth below.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1 **License.**

On the terms and conditions set forth in this Agreement, LICENSOR hereby grants to LICENSEE, or assigns, and LICENSEE hereby accepts, [1] the sole and exclusive worldwide license to develop, manufacture, market, sell, lease, license, install and service video gaming devices offering the Games with or without the Jackpot Feature and [2] the exclusive worldwide license to offer the Jackpot Feature in respect to other new proprietary games developed or acquired by LICENSEE, or assigns, for use in video gaming devices.

AC

2 Limitations.

This license is granted with the following limitations:

2.1 LICENSEE shall not exploit the Intellectual Property, the Games or the Jackpot Feature through any medium except [1] video gaming devices in accordance with the terms of this Agreement or [2], under a separate Internet Rights License Agreement of even date hereof for so long as such agreement is in effect, on the Internet, intranet or any other electronic method of simulating live games.

2.2 LICENSEE shall not exploit the Intellectual Property, the Games or the Jackpot Feature in jurisdictions and venues where it is illegal to do so.

2.3 LICENSEE shall not exploit the Intellectual Property, the Games or the Jackpot Feature in any manner where a live human being [1] deals the Game, [2] collects wagers from players prior to the start of a Game, or [3] collects wagers or makes pay outs to players at the conclusion of a Game, except as required for hand-pay jackpots on video gaming devices. Nothing herein shall be deemed to preclude live human beings from playing the Games.

2.4 LICENSOR reserves all rights to the Intellectual Property (including but not limited to the Jackpot Feature) in respect to video gaming devices offering new proprietary games developed or acquired by LICENSOR.

2.5 The scope of the license granted by this Agreement does not include the right to connect by electronic means multiple live table games to a common jackpot or award. All such rights are expressly reserved by LICENSOR.

3 New Inventions and Improvements.

The license granted by this Agreement extends to any and all other or new inventions, improvements, developments, works, or intellectual property owned or created by or on behalf of LICENSOR improving or specifically related to the Games or the Jackpot Feature.

4 License Fee.

The fee for the license herein granted shall be $1.25 million payable $300,000 on or before July 10, 2000 and the balance by execution and delivery of the Promissory Note (the "Note") in the form of Exhibit B attached hereto and the Security Agreement (the "Security Agreement") in the form of Exhibit C attached hereto.

5 Protection of Intellectual Property.

LICENSEE and LICENSOR shall cooperate in preparing, filing, prosecuting, protecting and maintaining all Intellectual Property including, without limitation, prosecution and maintenance of all applications for patents, trademarks and copyrights and payment of all maintenance fees and annuities. So long as this Agreement remains in effect, LICENSOR shall bear all expenses incurred pursuant to this Section 5; provided, however, if LICENSOR determines in its sole discretion that certain action is not economically practical, LICENSOR shall so notify LICENSEE in writing and LICENSEE shall have the right to take such action at LICENSEE's expense.

6 Enforcement of Intellectual Property Rights.

6.1 LICENSEE shall apprise LICENSOR promptly upon the discovery of any possible infringement of the Intellectual Property rights licensed to LICENSEE under this Agreement which comes to the attention of LICENSEE.

6.2 LICENSOR, at its sole cost, expense and discretion, and in its own name, may prosecute and defend any action or proceeding which LICENSOR deems necessary or desirable to protect the Intellectual Property including, but not limited to, actions or proceedings involving infringement. Upon reasonable written request by LICENSOR, LICENSEE shall join LICENSOR at LICENSOR's sole expense in any such action or proceeding.

6.3 In the event, LICENSOR elects not to prosecute an alleged action for infringement of the Intellectual Property, LICENSOR, may authorize LICENSEE to do so. However, LICENSEE shall not commence any action or proceeding to protect the Intellectual Property or any action or proceeding alleging infringement thereof without the prior written consent of LICENSOR, which consent may be withheld or granted in LICENSOR's reasonably exercised discretion. With the prior written consent of LICENSOR, LICENSEE may bring an action for Infringement of the Intellectual Property in LICENSEE's name or jointly with LICENSOR.

6.4 If LICENSOR and LICENSEE are not able to agree on whether or how to proceed against an alleged infringement of the rights licensed to LICENSEE under this Agreement within thirty (30) days after LICENSOR has been give written notice thereof, the parties shall submit the issue to binding arbitration in accordance with the provisions of section 13.2 below. The parties agree that the arbitration of this issue should be expedited and that the arbitrator should be directed to render a decision within sixty (60) days after commencement of the arbitration proceedings. In the event the arbitrator rules that either party (the "Prevailing Party") shall be permitted to prosecute an alleged

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infringement over the objection of the other party (the "Objecting Party"), the Objecting Party shall cooperate with the Prevailing Party in prosecuting the infringement provided the Prevailing Party reimburses the Objecting Party for all reasonable costs and fees incurred by the Objecting Party in so doing, including but not limited to attorneys fees.

6.5 Where an action is brought solely in the name of LICENSOR at LICENSOR's sole cost and expense, LICENSOR shall be entitled to 100% of all damages recovered. Where an action is brought solely in the name of LICENSEE at LICENSEE's sole cost and expense, LICENSEE shall be entitled to 100% of all damages recovered. Where an action is brought jointly by LICENSOR and LICENSEE, the parties shall distribute all damages recovered as they may agree or, if they cannot agree, in proportion to the costs and legal expenses incurred by each party.

7 Representations and Warranties.

7.1 LICENSEE represents and warrants to LICENSOR that LICENSEE has the power and authority to execute, deliver and perform this Agreement and other instruments and documents required or contemplated herein.

7.2 LICENSOR represents and warrants to LICENSEE that LICENSOR has the power and authority to execute, deliver and perform this Agreement and other instruments and documents required or contemplated herein.

8 Termination/Cancellation.

LICENSOR may terminate and/or cancel this Agreement and any license granted hereunder, without further liability or obligation to LICENSEE, if LICENSEE is in default of any material provision of this Agreement, the Note or the Security Agreement and such default is not cured within sixty (60) days after LICENSOR gives LICENSEE written notice thereof. Upon any termination or cancellation based on any default other than the nonpayment of the Note, [1] LICENSEE shall be permitted a reasonable time to terminate any on-going leases or sublicenses of any Games with the Jackpot Feature or any other game with the Jackpot Feature licensed under this Agreement if such leases or sublicenses would otherwise infringe LICENSOR's Intellectual Property; and [2] LICENSEE shall be permitted to fulfill any existing purchase orders for the sale of any such Games or games.

9 Licenses and Permits.

LICENSOR shall cooperate with LICENSEE in obtaining any governmental approvals, licenses or permits LICENSEE may request; provided, however, LICENSEE shall be responsible for and pay all reasonable fees and costs incurred by LICENSOR in so doing.

10 Parties Are Independent.

10.2 All persons hired or employed by LICENSOR in the discharge of this Agreement shall be considered employees of LICENSOR and not of LICENSEE and shall be solely and exclusively under LICENSOR's direction and control. LICENSOR further agrees to have all persons employed by it properly covered by worker's compensation or employer's liability insurance, as required by law and to assume and pay at its own cost all taxes and contributions required by an employer under any and all unemployment insurance, old age pensions, and other applicable so-called Social Security Acts. LICENSOR agrees that it shall be solely responsible for, and shall indemnify and save LICENSEE harmless from, any and all loss, damage, and costs (including attorney fees) that LICENSEE may sustain, or become liable for, by reason of claims against LICENSEE, on account of the exclusive acts or omissions of any employee or agent of LICENSOR.

10.3 All persons hired or employed by LICENSEE in the discharge of this Agreement shall be considered employees of LICENSEE and not of LICENSOR and shall be solely and exclusively under LICENSEE's direction and control. LICENSEE further agrees to have all persons employed by it properly covered by worker's compensation or employer's liability insurance, as required by law and to assume and pay at its own cost all taxes and contributions required by an employer under any and all unemployment insurance, old age pensions, and other applicable so-called Social Security Acts. LICENSEE agrees that it shall be solely responsible for, and shall indemnify and save LICENSOR harmless from, any and all loss, damage, and costs (including attorney fees) that LICENSOR may sustain, or become liable for, by reason of claims against LICENSOR on account of the exclusive acts or omissions of any employee or agent of LICENSEE.

11 Non-Party Beneficiaries.

It is not intended, and this Agreement shall not be construed, to provide any entity or person not a party to this Agreement with any benefits or to obligate the parties to this Agreement to any entity or person not a party to this Agreement.

12 Amendments; Waiver; Notices; Counterparts; Assignments; Sublicenses.

12.1 This Agreement may not be amended or revised except by a writing executed by all of the parties hereto.

12.2 The failure of any party to insist, in any one or more instances, upon performance of any of the provisions of this Agreement or to take advantage of any of its

13 Breach and Right to Cure; Arbitration; Choice of Law and Venue; Specific Performance; Attorneys Fees.

13.1 A party shall be deemed in breach of this Agreement only upon the failure to perform any obligation under this Agreement after receipt of written notice of breach and failure to cure such breach within sixty (60) days thereafter; provided, however, such notice shall not be required where a breach or threatened breach would cause irreparable harm to the other party and such other party may immediately seek equitable relief in a court of competent jurisdiction to enjoin such breach.

13.2 Any controversy involving the construction, application, enforceability or breach of any of the terms, provisions, or conditions of this Agreement, including without limitation claims for breach of contract, violation of public policy, breach of implied covenant, intentional infliction of emotional distress or any other alleged claims which are not settled by mutual agreement of the parties, shall be submitted to final and binding arbitration in accordance with the rules of the American Arbitration Association. The arbitration proceedings shall be held in Seattle, Washington. The cost of arbitration shall be borne by the losing party. In consideration of each party's agreement to submit to arbitration any and all disputes that arise under this Agreement, each party agrees that the arbitration provisions of this Agreement shall constitute its exclusive remedy and each party expressly waives the right to pursue redress of any kind in any other forum. The parties further agree that the arbitrator acting hereunder shall not be empowered to add to, subtract from, delete or in any other way modify the terms of this Agreement. Notwithstanding the foregoing, any party shall have the limited right to seek equitable relief in the form of a temporary restraining order or preliminary injunction in a court of competent jurisdiction to protect itself from actual or threatened irreparable injury resulting from an alleged breach of this Agreement pending a final decision in arbitration.

13.3 This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Nevada.

13.4 The parties acknowledge and agree that this Agreement has been entered into in Clark County, Nevada, and that jurisdiction over the parties in any action arising out of or in any way connected with this Agreement may be brought in any court of competent jurisdiction within Clark County, Nevada.

13.5 If any action in law, equity, arbitration or otherwise is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to its attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement, award or judgment. Should the parties compromise or settle a dispute, the issue of attorneys fees and costs

shall be determined in the settlement agreement.

14 Compliance With All Laws.

Each party undertakes to the other to comply with all applicable laws and regulations.

15 Entire Agreement.

This Agreement constitutes the entire agreement between the parties with respect to its subject matter.

16 Confidentiality.

The parties shall maintain the terms and conditions of this Agreement as confidential, except as may be disclosed [1] to regulatory authorities by necessity, [2] by virtue of any validly issued subpoena, [3] to good faith purchasers or sublicensees of LICENSEE's rights hereunder and [4] to investment and financial advisers of the parties. Disclosure under subsections [3] and [4] above shall be made only so long as the persons receiving the disclosure agree in writing to maintain the confidentiality of the information disclosed.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

"LICENSOR"

MIKOHN GAMING CORPORATION

By [signature]

Its Ex. V.P.

PROGRESSIVE GAMES, INC.

By [signature]

Its Secretary

"LICENSEE"

[signature]

ALBERT J. COURTNEY 6.30.00

Exhibit B
Promissory Note

COPY

PROMISSORY NOTE

$950,000.00

Las Vegas, Nevada

June 30, 2000

ALBERT J. COURTNEY ("Promisor") shall pay to the order of MIKOHN GAMING C... PORATION ("Promisee") the principal sum of NINE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($950,000.00). The principal sum and interest thereon at SEVEN AND ONE-HALF PERCENT (7.5%) per annum from the date hereof, shall be due and payable in accordance with the following terms: From the date hereof, Promisor shall pay interest each quarter commencing October 1, 2000. On the first (1st) through third (3rd) anniversaries of this Note, Promisor shall make a principal payment of TWO HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($237,500). On the fourth (4th) anniversary of this Note, Promisor shall pay all unpaid principal and accrued interest in full. This Note may be prepaid in full or part at any time without penalty. If this Note is paid in full on or before the (1st) first anniversary date, Promisee will credit Promisor an amount equal to all paid and accrued interest.

This Note is secured by a Security Agreement of even date hereof. Any default under the Security Agreement will be deemed a default under this Note. If any material default in payment emains uncured ten (10) days, or other material default remains uncured thirty (30) days, after the eceipt from Promisee of notice to cure such default, then, at Promisee's option, exercisable in its sole liscretion, all sums of principal and accrued interest under this Note shall become immediately due and ayable without further notice of default, presentment or demand for payment, protest or further notice f nonpayment or dishonor, or other notices or demands of any kind or character, and Promisor and all ndorsers of this Note jointly and severally waive all such further notice of default, presentment or lemand for payment, protest or further notice of nonpayment or dishonor or other notices or demands f ... kind or character.

The principal sum shall be payable at the office of Promisee, in Las Vegas, Nevada or at such ther place as the holder hereof may from time to time designate in writing.

Promisor and all others who may become liable for the payment of all or any part of this bligation do hereby severally waive presentment for payment, protest and demand, notice of protest, lemand and dishonor, and nonpayment of this Note and expressly agree that the maturity of this Note r any payment hereunder may be extended from time to time, at the option of the holder hereof, ithout in any way affecting the liability of each. Promisor promises to pay all costs incurred in collecon and/or enforcement of this Note or any part thereof or otherwise in connection herewith, including, ut not limited to, reasonable attorneys' fees, and, in the event of court action, all costs and such dditional sums and attorneys' fees as the court may adjudge reasonable. The obligations of any party able for the payment of all or any part of this obligation shall be joint and several. The laws of the tate of Nevada shall govern the validity, construction, performance and effect of this Note.

PROMISOR"

Albert J Courtney

LBERT J. COURTNEY

6-30-00

COPY

Exhibit C
Security Agreement

SECURITY AGREEMENT

ALBERT J. COURTNEY ("Debtor"), whose address is P.O. Box 2131-SSF 94083, 30 Shaw Road, So. San Francisco, California 94083 and MIKOHN GAMING CORPORATION ("Secured Party") whose mailing address is 1045 Palms Airport Drive, P.O. Box 98686, Las Vegas, Nevada 89193-8686, hereby agree as follows:

1 Secured Interest. Debtor hereby grants to Secured Party a security interest in the property described in Paragraph 2 below.

2 Description of Collateral. The property in which Debtor grants Secured Party a security interest shall consist of those assets listed in Exhibit A, which is attached hereto and incorporated herein by reference, together with all accessions, rents, profits and proceeds therefrom ("Collateral"). The term "proceeds" includes whatever is received by Debtor upon the sale, exchange, collection, sub license or other disposition of Collateral or proceeds thereof, including, without limitation, insurance proceeds.

3 Secured Obligations. The security interest granted herein shall secure the payment and performance of the following obligation of Debtor to Secured Party, however incurred, and now or thereafter existing. The term "Obligations" means: All amounts owing on that Promissory Note of even date hereof, in the original principal amount of $950,000 executed by Debtor in favor of Secured Party (the "Note").

4 Debtor's Warranties and Representations. The following warranties and representations which are made by Debtor to Secured Party are true and correct as of the time of the execution of this Agreement and shall survive so long as any of the Obligations remain unsatisfied.

4.1 Debtor is duly authorized and empowered to enter into, implement and carry out the provisions of this Agreement and all of the Obligations, and its performance hereunder will not be in conflict with or violate any of the terms or provisions of any law, agreement or other instrument, which is binding upon Debtor; and

4.2 Except for the security interest granted under this Agreement, the Collateral is free and clear of any lien, encumbrance, or adverse claim.

5 Debtor's Covenants. Debtor agrees as follows:

5.1 Debtor will pay and perform all of the Obligations when due, including, without limitation, all of its Obligations under this Agreement.

5.2 Debtor will execute any and all documents and instruments to evidence, effectuate, perfect, maintain, preserve and protect Secured Party's interest in the Collateral.

5.3 Debtor will give Secured Party prompt notice of all claims, actions and proceedings instituted or threatened against Debtor affecting all or any material part of the

Collateral.

5.4 Debtor will not sell, transfer, pledge, hypothecate or otherwise dispose of or abandon all or any part of the Collateral without either (i) Secured Party's written consent or (ii) the Transferee's express acknowledgement that it is acquiring said Collateral subject to the terms of and provisions of this Security Agreement, which assumption shall be delivered to Secured Party within ten (10) days after such sale, transfer, pledge, hypothecation or disposition.

5.5 Debtor will pay to Secured Party any and all costs and expenses, including reasonable attorney fees incurred or paid by Secured Party to enforce any of the terms and provisions of this Agreement following default by Debtor.

5.6 Debtor will undertake any and all acts required to maintain, preserve and protect the Collateral and Secured Party's security interest in the Collateral.

5.7 Debtor will pay all taxes, liens and assessments relating to the Collateral prior to the due date of such items.

5.8 If a suit or proceeding is initiated by or against Secured Party in connection with this Agreement or any other agreement constituting part of the Obligations, Debtor shall cooperate with Secured Party in the defense or prosecution of such suit or proceeding.

6 Events of Default. Each of the following events and occurrences shall constitute a default by Debtor under this Agreement.

6.1 Debtor's failure to make any payment of principal or interest on the Note and such failure is not cured within sixty (60) days following written notice from Secured Party to Debtor.

6.2 Debtor's failure to observe or perform any of the other Obligations or any provision of this Agreement and fails to cure such default within thirty (30) days following written notice by Secured Party to Debtor.

7 Rights and Remedies Upon Default. Upon default by Debtor under this Agreement which is not timely cured, Secured Party may, but shall not be required to pursue any one or more of the following rights or remedies:

7.1 Any and all of the remedies of a Secured Party pursuant to the laws of the State of Nevada or any other applicable law.

7.2 Without demand or notice to Debtor, declare that all or any portion of the Obligations are due and payable in full.

7.3 Require Debtor to assemble the Collateral and the records pertaining to the Collateral and make them available to Secured Party at a place designated by Secured

Party.

7.4 Allow Secured Party to collect all proceeds due to Debtor that relate to the Collateral, including but not limited to the right to collect payments from locations where the Collateral is located.

7.5 Obtain possession of the Collateral and any and all records pertaining thereto through the appointment of a court receiver.

7.6 Sell or otherwise dispose of any or all of the collateral.

7.7 Collect upon any and all proceeds, rents, licenses and profits which constituted a part of the Collateral or are derived from the Collateral, including collection of the amounts secured by the Collateral.

8 Power of Attorney. Upon the occurrence of an event of default, Debtor irrevocably appoints Secured Party or any agent or representative of Secured Party, or either of them, as Debtor's true and lawful attorney-in-fact, coupled with an interest to do any or all of the following: (i) perform any act which Debtor is obligated to perform by this or any other agreement between Debtor and Secured Party, (ii) exercise Secured Party's right to collect all proceeds, rents and profits relating to all or any part of the Collateral, (iii) pay taxes, insurance premiums, security interests, liens or other obligations pertaining to the Collateral and add the amount so paid to the Obligations, (iv) compromise, settle and adjust claims pertaining to Collateral, (v) defend lawsuits and actions which Secured Party believes may affect the Collateral, (vi) sell, transfer, pledge or otherwise dispose of all or any part of the Collateral; and (vii) make any arrangement with respect to the Collateral and otherwise deal with the Collateral as though Secured Party were the owner thereof for all purposes. Debtor will immediately reimburse Secured Party for any expenses Secured Party incurs, including but not limited to attorney's fees, while acting as Debtor's attorney-in-fact.

9 Application of Funds. Any amounts collected by Secured Party upon exercise of its rights under this Agreement shall be applied against the Obligations in such manner as Secured Party, in its sole discretion, may elect.

10 Waiver. No delay or omission by Secured Party in exercising, partially exercising, or enforcing any of its rights, powers or remedies under this Agreement or any other agreement between Debtor and Secured Party shall constitute a waiver or modification nor shall any act or omission preclude Secured Party from exercising any right or remedy. No waiver by Secured Party of any default by Debtor shall operate as a waiver of any other default of Debtor. Secured Party's acceptance of partial or delinquent payments shall not be a waiver of any of Debtor's Obligations to Secured Party. No terms or provision of this Agreement or any other written agreement between Debtor and Secured Party shall be waived, altered or modified except in writing signed by the party to be charged. Debtor waives any right it may have to require Secured Party to proceed against any endorser, surety or guarantor or to proceed against or exhaust the Collateral before proceeding against Debtor. Debtor waives any rights that it may have to require Secured Party to pursue or preserve any other remedy that Secured Party may have against Debtor. All rights and remedies of Secured Party under this Agreement

shall be cumulative and not alternative or exclusive and may be exercised by Secured Party separately or concurrently and at such time or times and in such order as Secured Party, in its sole discretion, may determine.

11 Notices. All notices to be given by Secured Party shall be in writing and shall be deemed effective upon the earlier or receipt by Debtor or three (3) business days after deposit in the United States mail, addressed to Debtor at Debtor's principal place of business or at the address set forth for Debtor at the beginning of this Agreement as modified by written notice given by Debtor to Secured Party. Changes of address may be given only by written notice.

12 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada and the United States.

13 Time of Essence. Time is of the essence with respect to all of the provisions of this Agreement.

14 Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, assigns and successors in interest of every kind and nature whatsoever.

15 All Agreements in Writing. All agreements between Debtor and Secured Party are in writing and are duly executed by the parties. The parties have no oral agreements or understandings.

16 Severability. If any of the provisions of this Agreement shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the validity or enforceability of the remaining provisions of this Agreement.

17 Term. This Agreement shall continue in full force and effect so long as any of the Obligations remain unsatisfied.

18 Attorney's Fees. If either party brings an action for the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees. Debtor agrees to pay all attorneys' fees and costs incurred by Secured Party in enforcing Secured Party's rights hereunder.

19 Consent to Jurisdiction. Debtor consents to jurisdiction of all state and federal courts located within the State of Nevada. If Secured Party does not have a registered agent for service of process within the State of Nevada, Debtor consents to service of process upon the Nevada Secretary of State, coupled with a mailing by registered or certified mail addressed to the location at which notices may be sent to Debtor pursuant to the terms and provisions of this Agreement.

20 Release of Security Interest. Notwithstanding any other provision herein to the contrary, without further action, writing or other act necessary, the security interest created

by this Security Agreement shall be automatically, unconditionally, fully, and absolutely released upon payment in full of the Obligations.

IN WITNESS WHEREOF, the parties do hereby execute this Agreement as of the ____ day of June, 2000.

DEBTOR:

[signature]
ALBERT J. COURTNEY

SECURED PARTY:

MIKOHN GAMING CORPORATION

By [signature]

Its Ex. V.P

DESCRIPTION OF COLLATERAL

All of the rights licensed under that certain Video Rights License Agreement of even date hereof by and between Debtor as licensee and Secured Party as licensor.